SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported): August 19, 2002


                            HFC Revolving Corporation
                     Household Home Equity Loan Trust 2002-3


                            HFC REVOLVING CORPORATION
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware               333-84268                36-3955292
--------------------------    ----------------        ----------------------
(State or Other Jurisdiction of  (Commission    (I.R.S.Employer Identification
        Incorporation)          File Number)                 No.)

                                2700 Sanders Road
                        Prospect Heights, Illinois 60070
                    (Address of Principal Executive Offices)
     -----------------------------------------------------------------------
                                   (Zip Code)

        Registrant's telephone number, including area code (847) 564-5000
                                                           --------------

Item 5.  Other Events.
----     ------------

Filing of Form T-1

     On August 19, 2002, HFC Revolving Corporation (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         25 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HFC REVOLVING CORPORATION



                            By: /s/ Steven H. Smith
                                -----------------------
                                Name: Steven H. Smith
                                Title: Vice President and Assistant Treasurer



Dated:  August 19, 2002

Exhibit Index
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Exhibit                                                                    Page
-------                                                                    ----

25  Form T-1 Statement of Eligibility under Trust Indenture Act of 1939,      5
    as amended.